Citigroup Financial Services Conference January 31, 2007 Exhibit 99.1

Forward-looking statements
Safe Harbor Statement
Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.  For a discussion of some of the important factors that could cause the issuer’s results to differ from those expressed in, and implied by, the following forward-looking statements, please refer to the Company's results and the 10-Q filed with the SEC, in particular, the “Risk Factors” section thereof.

2 NYMEX Presenters James Newsome, Ph.D. Director, President and Chief Executive Officer Kenneth Shifrin Chief Financial Officer

3 James E. Newsome President and Chief Executive Officer, Director Business overview

Record Financial Performance in 2006
Operating Revenues up 49%
Net Earnings increased 118%, with diluted EPS reaching $1.90
Average Daily Volume rose to 1.2 million contracts, up 40%
Pre-tax Margin expanded to 60% from 41%

2006 milestones
Agreement with CME and migration to the
CME Globex® electronic trading platform
Enhanced corporate governance structure
Side-by-side trading
COMEX agreement
Continued global focus
Initial Public Offering

Key highlights
A leading exchange in the fast growing energy and metals markets
Hybrid, side-by-side platform with access to industry leading technology
Strong growth with significant operating leverage and margins
Robust product set with continued innovation and global focus
Well capitalized wholly-owned clearinghouse

7 Global benchmark contracts Energy Metals Light sweet crude Henry Hub natural gas NY heating oil NY harbor gasoline Gold Silver High grade copper

135 years of operations
1.2 million average daily volume as of December
31, 2006
+40% versus 2005
Strong start to 2007
Market dominance in open interest
Physical delivery
7 benchmark contracts in energy and metals
Benchmark settlement prices
The leading and most established physical commodity-based
futures exchange and clearinghouse
Energy
63%
Metals
10%
Off-exchange
27%
Trade
Execution
Clearing
Market
data
Diverse products
Vertically integrated
“NYMEX doesn’t make the prices, it makes the prices known”
Note: Volume percent distribution based on Full Year 2006, ending December 31, 2006; NYMEX volume assumed to be 100% energy, COMEX volume assumed to be 100% metals

Leading position in fast-growing energy and metals markets
Acceptance as credit risk management tools
Desire to hedge market exposure, portfolio diversification
Electronic access growth
Underlying price volatility
New market participants
Industry growth drivers

NYMEX ClearPort
®
Clearing
High margin business
Flexibility for new product introductions
Leverages financial strength of clearinghouse
Internally-developed contracts for the off-exchange market
Off-exchange, bilaterally negotiated futures and options contracts

Options have been a significant driver of growth
NYMEX pioneered options on energy and precious metals futures contracts, and has the deepest liquidity in these options contracts
¹ September 2006
Option average daily volume (000)
165
266
282
314
252
178
219
Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 FY 2005 FY 2006
YoY
growth
61%

Global reach and penetration through international alliances and joint ventures
Russian Energy
Futures, Ltd.
NYMEX NYC
(headquarters)
NYMEX London
CME Globex contract Dubai Mercantile Exchange
(with Tatweer Dubai LLC)
Russian Energy Futures
(with Expertica Limited)
Multicommodity Exchange of India
NYMEX locations Outsourced service Letter of intent Joint venture Licensing agreement
Tokyo Commodity Exchange
Mexican Derivative Exchange
Interconnexion Electrica
Budapest Commodity Exchange
Shanghai Futures Exchange
Taiwan Futures Exchange
Central Japan Commodity Exchange
NYMEX – Tokyo
NYMEX – Houston Singapore Exchange
Cooperation agreement

Innovation in new product introductions
Innovation is key to NYMEX’s success
Over 100 new products introduced in 2006
: 3-2-1 Plus Energy Index Futures Contract
Focus on metals and international products
: 6 new soft commodity futures contracts on NYMEX ClearPort® New
New

15 Market data business High Margins Low Incremental Costs Scalability

16 Kenneth Shifrin Chief Financial Officer Financial highlights

Strong 2006 Fourth Quarter Results
Total operating revenue: Increase of 40% to a record $124.8 million
Clearing & Transaction fees: Increase of 41% to $104.8 million
Market data fees: Increase of 43% to $16.4 million
Operating expenses excluding direct transaction costs: Decrease of 16% to $38.5 million
Net income: Increase of 105% to $42.3 million
Pre-tax margin: 64% vs. 44%
Diluted earnings per share (EPS): $0.48
Adjusted diluted earnings per share before one time gains: $0.46

Record 2006 Full Year Results
Total operating revenue: Increase of 49% to a record $497.2 million
Clearing & Transaction fees: Increase of 51% to $419.7 million
Market data fees: Increase of 43% to $63.6 million
Operating expenses excluding direct transaction costs: Decrease of 2% to $174.4 million
Net income: Increase of 118% to $154.8 million
Pre-tax margin: 60% vs. 41%
Diluted earnings per share (EPS): $1.90
Adjusted diluted earnings per share before one time gains: $1.88

2006 Balance Sheet Highlights
Cash and Marketable Securities: $504 million which includes the proceeds of $348
million from   the IPO in November 2006
Working Capital: $486 million
Capital Expenditures: $11 million
Goodwill and Indefinite Life Intangible Asset includes the acquisition of COMEX electronic trading rights valued at $281 million

Summary - Positioned for continued growth
Entrants will require
broad counterparty
credit mitigation
Demand for new
products
Continued rapid
adoption of electronic
trading
Strong
secular
trends
NYMEX ClearPort
products
Options trading on
CME Globex
Partnerships and
alliances
Global indices
New
product
offerings
Further develop
market data offering
Leverage
clearinghouse for
third-party clearing
opportunities
Risk management
enhancements
Enhanced
client
services
Global distribution
via the CME
Globex® electronic
trading platform
Expand NYMEX
ClearPort
internationally
Penetration of new
customer markets
Growing
distribution